UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Earliest Event Reported: May 8, 2007

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

        Michigan                    000-14800               38-1737300
    (State or other                (Commission             (IRS Employer
    jurisdiction of                File Number)          Identification no.)
     incorporation)

            4300 44th Street S.E.
            Grand Rapids, Michigan                             49512
   (Address of principal executive office)                   (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2200


--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02     Results of Operations and Financial Conditions

       On May 8, 2007, X-Rite, Incorporated issued a press release announcing results for its first quarter ended March 31, 2007. A copy of the news release is to this Form 8-K.


Item 9.01     Financial Statements and Exhibits.

              Exhibits

                 99.1 -    Press Release dated May 8, 2007.

                                    SIGNATURE




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: May 8, 2007                         X-RITE, INCORPORATED


                                               By:   /s/ Mary E. Chowning
                                                     ---------------------------
                                                     Mary E. Chowning
                                                     Chief Financial Officer